                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  October 23, 2003

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

               0-22141                               38-2606945
       (Commission File Number)       (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
              (Address of Principal Executive Office)  (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

         (Former Name and Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 23, 2003, Convansys Corporation issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                             Convansys Corporation

Dated: October 23, 2003

                                             By: /s/ Thomas E. Lindsey
                                             Vice President, Controller and
                                             Chief Accounting Officer

                                 EXHIBIT INDEX



        EXHIBIT NO.                    DESCRIPTION
        99.1                Press Release Dated October 23, 2003